                                                                  EXHIBIT 99.B25


                           SEI ASSET ALLOCATION TRUST
                             SEI LIQUID ASSET TRUST
                             SEI DAILY INCOME TRUST
                              SEI TAX EXEMPT TRUST
                                SEI INDEX FUNDS
                        SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INVESTMENTS TRUST
                            SEI INTERNATIONAL TRUST

                               POWER OF ATTORNEY


                 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



     /s/ STEPHEN G. MEYER                                 Date:  10-16-96
---------------------------------------------                  -------------
Stephen G. Meyer
Controller and Chief Financial Officer

                           SEI ASSET ALLOCATION TRUST
                             SEI LIQUID ASSET TRUST
                             SEI DAILY INCOME TRUST
                              SEI TAX EXEMPT TRUST
                                SEI INDEX FUNDS
                        SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INVESTMENTS TRUST
                            SEI INTERNATIONAL TRUST

                               POWER OF ATTORNEY


                 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



    /s/ FRANK E. MORRIS                                  Date:  [illegible]
-------------------------------------------                   -----------------
Frank E. Morris
Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI LIQUID ASSET TRUST
                             SEI DAILY INCOME TRUST
                              SEI TAX EXEMPT TRUST
                                SEI INDEX FUNDS
                        SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INVESTMENTS TRUST
                            SEI INTERNATIONAL TRUST

                               POWER OF ATTORNEY


                 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



  /s/ GEORGE J. SULLIVAN, JR.                      Date:  Oct. 16, 1996
---------------------------------------------           -------------------
George J. Sullivan, Jr.
Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI LIQUID ASSET TRUST
                             SEI DAILY INCOME TRUST
                              SEI TAX EXEMPT TRUST
                                SEI INDEX FUNDS
                        SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INVESTMENTS TRUST
                            SEI INTERNATIONAL TRUST

                               POWER OF ATTORNEY


                 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



  /s/ F. WENDELL GOOCH                        Date:   10-18-96
-------------------------------------              ----------------
F. Wendell Gooch
Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI LIQUID ASSET TRUST
                             SEI DAILY INCOME TRUST
                              SEI TAX EXEMPT TRUST
                                SEI INDEX FUNDS
                        SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INVESTMENTS TRUST
                            SEI INTERNATIONAL TRUST

                               POWER OF ATTORNEY


                 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



  /s/ ROBERT A. NESHER                           Date:    10-15-96
--------------------------------------                -------------------
Robert A. Nesher
Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI LIQUID ASSET TRUST
                             SEI DAILY INCOME TRUST
                              SEI TAX EXEMPT TRUST
                                SEI INDEX FUNDS
                        SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INVESTMENTS TRUST
                            SEI INTERNATIONAL TRUST

                               POWER OF ATTORNEY


                 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



  /s/ JAMES M. STOREY                              Date:
--------------------------------------                  -------------------
James M. Storey
Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI LIQUID ASSET TRUST
                             SEI DAILY INCOME TRUST
                              SEI TAX EXEMPT TRUST
                                SEI INDEX FUNDS
                        SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INVESTMENTS TRUST
                            SEI INTERNATIONAL TRUST

                               POWER OF ATTORNEY


                 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



    /s/ WILLIAM M. DORAN                              Date:   10-16-96
----------------------------------------                   ------------------
William M. Doran
Trustee

                           SEI ASSET ALLOCATION TRUST
                             SEI LIQUID ASSET TRUST
                             SEI DAILY INCOME TRUST
                              SEI TAX EXEMPT TRUST
                                SEI INDEX FUNDS
                        SEI INSTITUTIONAL MANAGED TRUST
                      SEI INSTITUTIONAL INVESTMENTS TRUST
                            SEI INTERNATIONAL TRUST

                               POWER OF ATTORNEY


                 KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Todd C. Cipperman and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in- fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.



   /s/  DAVID G. LEE                                   Date:    10/23/96
-------------------------------------------                 -------------------
David G. Lee
President, Chief Executive Officer